EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Ameriprise Certificate Company (the “Company”) for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William F. Truscott, as Chief Executive Officer of the Company and Ross P. Palacios, as Principal and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)              The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William F. Truscott
Name:	William F. Truscott
Title:	Chief Executive Officer
(Principal Executive Officer)
Date:	February 23, 2011

/s/ Ross P. Palacios
Name:	Ross P. Palacios
Title:	Chief Financial Officer
(Principal Financial Officer)
Date:	February 23, 2011